Sale Of Vision Bank Business	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Sale of Vision Bank Business
Sale of Vision Bank Business
On February 16, 2012, Park and its wholly-owned subsidiary, Vision Bank, a Florida state-chartered bank, completed their sale of substantially all of the performing loans, operating assets and liabilities associated with Vision to Centennial Bank (“Centennial”), an Arkansas state-chartered bank which is a wholly-owned subsidiary of Home BancShares, Inc. (“Home”), an Arkansas corporation, as contemplated by the previously announced Purchase and Assumption Agreement by and between Park, Vision, Home and Centennial, dated as of November 16, 2011, as amended by the First Amendment to Purchase and Assumption Agreement, dated as of January 25, 2012, and the Second Amendment to Purchase and Assumption Agreement, dated as of April 30, 2012 (the “Agreement”) for a purchase price of $27.9 million.

The assets purchased and liabilities assumed by Centennial as of February 16, 2012, included the following:

(In thousands)	February 16, 2012
Assets sold
Cash and due from banks	$20,711
Loans	355,750
Allowance for loan losses	(13,100)
Net loans	342,650
Fixed assets	12,496
Other assets	4,612
Total assets sold	$380,469
Liabilities sold
Deposits	$522,856
Other liabilities	2,049
Total liabilities sold	$524,905

Subsequent to the transactions contemplated by the Agreement, Vision was left with approximately $22 million of performing loans (including mortgage loans held for sale) and non-performing loans with a fair value of $88 million. Park recorded a pre-tax gain, net of expenses directly related to the sale, of approximately $22.2 million, resulting from the transactions contemplated by the Agreement. The pre-tax gain, net of expense is summarized in the table below:

(In thousands)
Premium paid	$27,913
One-time gains	298
Loss on sale of fixed assets	(2,434)
Employment and severance agreements	(1,610)
Other one-time charges, including estimates	(2,000)
Pre-tax gain	$22,167

Promptly following the closing of the transactions contemplated by the Agreement, Vision surrendered its Florida banking charter to the Florida Office of Financial Regulation and became a non-bank Florida corporation (the “Florida Corporation”). The Florida Corporation merged with and into a wholly-owned, non-bank subsidiary of Park, SE Property Holdings, LLC (“SEPH”), with SEPH being the surviving entity.

As part of the transaction between Vision and Centennial, Park agreed to allow Centennial to “put back” up to $7.5 million aggregate principal amount of loans, which were originally included within the loans sold in the transaction. The loan put option expired on August 16, 2012, 180 days after the closing of the transaction, which was February 16, 2012. Prior to August 16, 2012, Centennial notified Park of its intent to put back approximately $7.5 million. Through December 31, 2012, Centennial had put back forty-four loans, totaling approximately $7.5 million. These forty-four loans were recorded on the books at a fair value of $4.2 million. The difference of $3.3 million was written off against the loan put liability that had previously been established in the first half of 2012.

The balance sheet of SEPH as of December 31, 2012 and March 31, 2012 was as follows:

(In thousands)	December 31, 2012	March 31, 2012 (unaudited)
Assets
Cash	$7,444	$16,049
Performing loans	3,886	16,123
Nonperforming loans	55,292	82,326
OREO	21,003	28,578
Other assets	16,803	18,417
Total assets	$104,428	$161,493
Liabilities and equity
Intercompany borrowings	$93,000	$140,000
Other liabilities	838	4,623
Equity	10,590	16,870
Total liabilities and equity	$104,428	$161,493